EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT, dated as of October 17, 2013 (this “Amendment”), is made by and among CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”), for the Lenders.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, Morgan Stanley Senior Funding, Inc., as Collateral Agent, the other agents party thereto and Morgan Stanley Bank, N.A., as Issuing Lender, have heretofore entered into that certain Credit and Guaranty Agreement, dated as of June 26, 2012 (the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has delivered to the Administrative Agent a notice to reduce the Revolving Commitments to $300,000,000 and in connection therewith has requested that the Existing Credit Agreement be amended to amend certain financial covenants;
WHEREAS, the Requisite Lenders are willing, on the terms and subject to the conditions set forth below, to consent to such amendments of the Existing Credit Agreement; and
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Requisite Lenders and the Administrative Agent hereby agree as follows:
ARTICLE I

DEFINITIONS
SECTION 1.1    Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
“Amendment” is defined in the preamble.
“First Amendment Effective Date” is defined in Article III.

Cypress – Amendment No. 1

SECTION 1.2    Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT; ACKNOWLEDGEMENT
SECTION 2.1    Amendments. Subject to the satisfaction (or waiver) of the conditions set forth in Article III, the Existing Credit Agreement is hereby amended as of the date of this Amendment in accordance with this Section 2.1.
SECTION 2.1.1.    Amendments to Section 1.
(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions set forth below:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.”
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.”
“First Amendment” means Amendment No. 1 to Credit and Guaranty Agreement, dated as of October 17, 2013, by and among, the Borrower, the Lenders party thereto and the Administrative Agent.”
“First Amendment Effective Date” has the meaning given to such term in the First Amendment.”
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under (and as defined in) the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by

Cypress – Amendment No. 1
9

entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”
(b) Section 1.01 of the Existing Credit Agreement is hereby further amended by deleting the definitions of “Obligations” and “Revolving Commitment” set forth therein and replacing them with the following definitions set forth below:
“Obligations” means all obligations of every nature of each Credit Party, including obligations from time to time owed to Agents (including former Agents), Arranger, Lenders or any of them and Lender Counterparties or Treasury Services Providers, under any Credit Document, Secured Hedge Agreement or Secured Treasury Services Agreement, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Secured Hedge Agreements, fees, expenses, indemnification, overdrafts and related liabilities under Secured Treasury Services Agreements, or otherwise; provided that for purposes of Section 8.01 and Section 2.1 of the Pledge and Security Agreement, “Obligations” shall exclude all Excluded Swap Obligations.”
“Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swing Line Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Revolving Commitment, if any, is set forth on Appendix A, in the applicable Assignment Agreement or in a Joinder Agreement, as applicable, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the First Amendment Effective Date is $300,000,000.”
SECTION 2.1.2.    Amendments to Section 7.01. Section 7.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
Fixed Charge Coverage Ratio. Borrower shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending September 29, 2013, to be less than 1.00:1.00.
SECTION 2.1.3.    Amendments to Section 7.02. Section 7.02 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

Cypress – Amendment No. 1
9

Total Leverage Ratio. Borrower shall not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter set forth below to exceed the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter	Leverage Ratio
Third Fiscal Quarter 2013	4.25 to 1.00
Fourth Fiscal Quarter 2013	4.25 to 1.00
First Fiscal Quarter 2014	4.25 to 1.00
Second Fiscal Quarter 2014	4.25 to 1.00
Third Fiscal Quarter 2014	4.25 to 1.00
Fourth Fiscal Quarter 2014	4.25 to 1.00
First Fiscal Quarter 2015	3.50 to 1.00
Second Fiscal Quarter 2015	3.50 to 1.00
Third Fiscal Quarter 2015	3.50 to 1.00
Fourth Fiscal Quarter 2015	3.50 to 1.00
First Fiscal Quarter 2016	3.50 to 1.00
Second Fiscal Quarter 2016	3.50 to 1.00
Third Fiscal Quarter 2016	3.50 to 1.00
Fourth Fiscal Quarter 2016	3.50 to 1.00
First Fiscal Quarter 2017 and thereafter	3.00 to 1.00
SECTION 2.1.4.    Amendments to Section 7.03. Section 7.03 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
Secured Leverage Ratio. Borrower shall not permit the Secured Leverage Ratio as of (i) the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending September 29, 2013 through and including the Fourth Fiscal Quarter of 2016, to exceed 2.50:1.00 and (ii) the last day of any Fiscal Quarter thereafter, to exceed 2.25 to 1.00.
SECTION 2.1.5.    Amendments to Section 7.04. Section 7.04 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
Minimum Liquidity. Borrower shall not permit the sum of (i) the aggregate amount of unrestricted Cash and Cash Equivalents held by Borrower and its Restricted Subsidiaries plus (ii) the Revolving Commitments less the Total Utilization of Revolving Commitments, to be less than $100,000,000 at any time.
SECTION 2.1.6.    Amendment to Article 8. Article 8 of the Existing Credit Agreement is hereby amended by inserting the following new Section 8.12 at the end thereof:
Section 8.12. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 8.12 for the maximum

Cypress – Amendment No. 1
9

amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.12, or otherwise under this Guaranty, as it relates to such other Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 8.12 shall remain in full force and effect until a discharge of the Guaranteed Obligations in accordance with this Guaranty. Each Qualified ECP Guarantor intends that this Section 8.12 constitutes, and this Section 8.12 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
SECTION 2.1.7.    Appendix A of the Existing Credit Agreement is hereby amended and restated in its entirety with Appendix A hereto.
SECTION 2.1.8.    Schedule 4.12 of the Disclosure Letter is hereby amended and restated in its entirety with Schedule 4.12 attached to the certificate delivered pursuant to Section 3.2 of the First Amendment.
ARTICLE III

CONDITIONS TO EFFECTIVENESS
The amendments contained in Section 2.1 shall be effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Article III (the “First Amendment Effective Date”).
SECTION 3.1    Execution of Counterparts. The Administrative Agent shall have received counterparts of (a) this Amendment duly executed and delivered by (i) the Borrower, (ii) the Administrative Agent and (iii) the Requisite Lenders and (b) the Consent and Confirmation attached hereto duly executed and delivered by each of the Borrower and the Guarantors.
SECTION 3.2    First Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, certifying that all of the conditions to effectiveness set forth in this Article III have been satisfied.
SECTION 3.3    Representations and Warranties. As of the First Amendment Effective Date, both before and after giving effect to the First Amendment, each of the representations and warranties made by the Borrower in Article IV that are qualified by materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects.
SECTION 3.4    No Default. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date, both before or after giving effect to the transactions contemplated by this Amendment.

Cypress – Amendment No. 1
9

SECTION 3.5    Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.3 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).
SECTION 3.6    Notice of Commitment Reduction. The Administrative Agent shall have received the Borrower’s notice to reduce the Revolving Commitment to $300,000,000 pursuant to Section 2.13(b) of the Credit Agreement. The First Amendment Effective Date shall occur no sooner than three Business Days after the Administrative Agent’s receipt of such notice.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES; ETC.
SECTION 4.1    Representations and Warranties. In order to induce the Requisite Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants as of the First Amendment Effective Date, both before and after giving effect to the First Amendment, as follows:
(a)    the representations and warranties set forth in Article 4 of the Credit Agreement and in each other Credit Document that are qualified by materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects (except to the extent made as of a specific date, in which case such representations and warranties that are qualified by materiality shall be true and correct on and as of such specific date and the representations and warranties that are not so qualified shall be true and correct in all material respects on and as of such specific date);
(b)    no Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the transactions contemplated by this Amendment;
(c)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and
(d)    the execution, delivery and performance by the Borrower of this Amendment, the extensions of credit requested hereby and the use of proceeds thereof will not (a) violate its Organizational Documents, (b) violate any Governmental Approval or any Contractual Obligation applicable to it and (c) result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to its Organizational Documents, any law, rule, regulation or any such Contractual Obligation (other than the Liens created by the

Cypress – Amendment No. 1
9

Collateral Documents and the Permitted Liens), except for any violation set forth in clause (b) or (c) which could not reasonably be expected to have a Material Adverse Effect.
SECTION 4.2    Non-Impairment, etc. After giving effect to this Amendment, neither the modification of the Existing Credit Agreement or any other Credit Document effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment or any other Credit Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents (as in effect immediately prior to the First Amendment Effective Date, the “Existing Collateral Documents”), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. Neither the modification of the Existing Credit Agreement nor the execution, delivery, performance or effectiveness of this Amendment requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Existing Collateral Documents) in which a security interest was granted pursuant to the Existing Collateral Documents, and the ability of the Collateral Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the modification of the Existing Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.
SECTION 4.3    Reaffirmation of Obligations. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and Credit Documents effective as of the First Amendment Effective Date and as amended hereby. The Borrower hereby reaffirms its obligations (including the Obligations) under each Credit Document to which it is a party.
ARTICLE V

MISCELLANEOUS
SECTION 5.1    Full Force and Effect; Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Credit Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Guarantor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Credit Documents.
SECTION 5.2    Credit Document Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection, consent to

Cypress – Amendment No. 1
9

jurisdiction and waiver of jury trial included in Sections 11.14, 11.15 and 11.16 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.
SECTION 5.3    Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, as counsel for the Administrative Agent.
SECTION 5.4    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
SECTION 5.5    Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
SECTION 5.6    Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.
SECTION 5.7    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 5.9    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
CYPRESS SEMICONDUCTOR CORPORATION, as Borrower
By     /s/ Neil H. Weiss
    Name: Neil H. Weiss
    Title: Senior Vice President & Treasurer
MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent
By     /s/ Reagan C. Philipp
    Name: Reagan Philipp
    Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF JUNE 26, 2012, AMONG CYPRESS SEMICONDUCTOR CORPORATION, A DELAWARE CORPORATION, AS THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS COLLATERAL AGENT, THE OTHER AGENTS PARTY THERETO AND MORGAN STANLEY BANK, N.A., AS ISSUING LENDER.

Morgan Stanley Bank, N.A.

By: /s/ Scott Jensen
Name: Scott Jensen
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF JUNE 26, 2012, AMONG CYPRESS SEMICONDUCTOR CORPORATION, A DELAWARE CORPORATION, AS THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS COLLATERAL AGENT, THE OTHER AGENTS PARTY THERETO AND MORGAN STANLEY BANK, N.A., AS ISSUING LENDER.

NAME OF INSTITUTION:

Bank of America, N.A.

By: /s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF JUNE 26, 2012, AMONG CYPRESS SEMICONDUCTOR CORPORATION, A DELAWARE CORPORATION, AS THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS COLLATERAL AGENT, THE OTHER AGENTS PARTY THERETO AND MORGAN STANLEY BANK, N.A., AS ISSUING LENDER.

NAME OF INSTITUTION:

JPMorgan Chase Bank, N.A.

By: /s/ Caitlin Stewart
Name: Caitlin Stewart
Title: Vice President

If second signature required:

By:
Name:
Title:
SIGNATURE PAGE TO THE FIRST AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF JUNE 26, 2012, AMONG CYPRESS SEMICONDUCTOR CORPORATION, A DELAWARE CORPORATION, AS THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS COLLATERAL AGENT, THE OTHER AGENTS PARTY THERETO AND MORGAN STANLEY BANK, N.A., AS ISSUING LENDER.

NAME OF INSTITUTION:

ROYAL BANK OF CANADA

By: /s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

If second signature required:

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF JUNE 26, 2012, AMONG CYPRESS SEMICONDUCTOR CORPORATION, A DELAWARE CORPORATION, AS THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS COLLATERAL AGENT, THE OTHER AGENTS PARTY THERETO AND MORGAN STANLEY BANK, N.A., AS ISSUING LENDER.

NAME OF INSTITUTION:

Union Bank, N. A.

By: /s/ Annabella Guo
Name: Annabella Guo
Title: Vice President

If second signature required:

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF JUNE 26, 2012, AMONG CYPRESS SEMICONDUCTOR CORPORATION, A DELAWARE CORPORATION, AS THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS COLLATERAL AGENT, THE OTHER AGENTS PARTY THERETO AND MORGAN STANLEY BANK, N.A., AS ISSUING LENDER.

NAME OF INSTITUTION:

Barclays Bank PLC

By: /s/ Gregory Fishbein
Name: Gregory Fishbein
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF JUNE 26, 2012, AMONG CYPRESS SEMICONDUCTOR CORPORATION, A DELAWARE CORPORATION, AS THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS COLLATERAL AGENT, THE OTHER AGENTS PARTY THERETO AND MORGAN STANLEY BANK, N.A., AS ISSUING LENDER.

Credit Suisse AG, Cayman Islands Branch

By: /s/ Alain Daoust
Name: Alain Daoust
Title: Authorized Signatory

By: /s/ Patrick Freytag
Name: Patrick Freytag
Title: Authorized Signatory
SIGNATURE PAGE TO THE FIRST AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF JUNE 26, 2012, AMONG CYPRESS SEMICONDUCTOR CORPORATION, A DELAWARE CORPORATION, AS THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS COLLATERAL AGENT, THE OTHER AGENTS PARTY THERETO AND MORGAN STANLEY BANK, N.A., AS ISSUING LENDER.

NAME OF INSTITUTION:

HSBC Bank USA, National Association

By: /s/ Mark Gibbs
Name: Mark Gibbs
Title: Vice President

If second signature required:

By:
Name:
Title:

APPENDIX A
TO CREDIT AND GUARANTY AGREEMENT

Revolving Commitments

Lender	Revolving Commitment	Pro Rata Share
Morgan Stanley Bank, N.A.	$34,883,720.93	11.628%
Bank of America N.A.	$34,883,720.93	11.628%
JPMorgan Chase Bank, N.A.	$34,883,720.93	11.628%
Royal Bank of Canada	$34,883,720.93	11.628%
Silicon Valley Bank	$34,883,720.93	11.628%
UBS Loan Finance LLC	$34,883,720.93	11.628%
Union Bank N.A.	$34,883,720.93	11.628%
Barclays Bank PLC	$13,953,488.37	4.651%
Credit Suisse AG, Cayman Islands Branch	$13,953,488.37	4.651%
HSBC Bank USA, National Association	$13,953,488.37	4.651%
Bank of the West	$6,976,744.19	2.326%
BNP Paribas	$6,976,744.19	2.326%

Total	$300,000,000	100%

CONSENT AND CONFIRMATION
Dated as of October 17, 2013
Each of the undersigned hereby consents to the foregoing Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after effectiveness of such Amendment, each reference in the Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.
THIS CONSENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Consent and Confirmation may be executed by one or more of the parties to this Consent and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Consent and Confirmation may be delivered by facsimile transmission or electronic mail of the relevant signature pages hereof.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Confirmation to be duly executed and delivered as of the date first above written.
CYPRESS SEMICONDUCTOR
CORPORATION, as Borrower

By: /s/ Neil H. Weiss
Name: Neil H. Weiss
Title: Senior Vice President & Treasurer
CYPRESS SEMICONDUCTOR
(MINNESOTA) INC., as Guarantor

By: /s/ Neil W. Weiss
Name: Neil H. Weiss
Title: Vice President & Treasurer
CYPRESS SEMICONDUCTOR
(ROUNDROCK) INC., as Guarantor

By: /s/ Brad W. Buss
Name: Brad W. Buss
Title: Chief Financial Officer
CYPRESS SEMICONDUCTOR
(TEXAS) INC., as Guarantor

By: /s/ Neil H. Weiss
Name: Neil H. Weiss
Title: Vice President & Treasurer

Cypress – Amendment No. 1
9